SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                      Date of Report:    January 13, 1999

               Date of Earliest Event Reported:  January 8, 1999



                               TANDYCRAFTS, INC.

                             A DELAWARE CORPORATION


            1-7258                                75-1475224
            ------                                ----------
   (Commission File Number)           (IRS Employer Identification No.)



                              1400 Everman Parkway
                            Fort Worth, Texas  76140
                                 (817) 551-9600

ITEM 5.   OTHER EVENTS
          ------------

          (a) On January 8, 1999, Registrant issued a press release announcing plans to close its leather and crafts retail stores and related manufacturing operations.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

          (c)  Exhibits.
               --------

               Exhibit
               Number                 Description
               --------  --------------------------------------

                 99 Copy of press release announcing plans to close its leather and crafts retail stores and related manufacturing operations.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                   TANDYCRAFTS, INC.


Date:  January 13, 1999            By:/s/ Michael J. Walsh
                                      ---------------------
                                      Michael J. Walsh
                                      President



Date:  January 13, 1999            By:/s/ James D. Allen
                                      ---------------------
                                      James D. Allen
                                      Chief Financial Officer